U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 2, 2009

SUNSHINE BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

MOUNTAIN WEST BUSINESS SOLUTIONS, INC.

(Former Name)

Colorado	000-0-52898	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6100 Royalmount Ave.

Montreal, Quebec, Canada H4P 2R2

(Address of principal executive offices)

9844 W Powers Circle

Littleton, CO 80123

(Former Address)

(514) 496-5197

(Issuer's Telephone Number)

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

          Effective November 2, 2009 the holders of a majority of our issued and outstanding Common Stock approved an amendment to our Articles of Incorporation wherein the name of our Company was changed to “Sunshine Biopharma, Inc.”

Item 9.01 Financial Statements and Exhibits

(b) Exhibits.

No.	Description

3.3	Articles of Amendment as filed with the Colorado Secretary of State authorizing name change.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2009	SUNSHINE BIOPHARMA, INC.
(Registrant)

By: s/Steve N. Slilaty____________________
Dr. Steve N. Slilaty
Chief Executive Officer

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